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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       DATE OF REPORT (Date of Earliest Event Reported): November 24, 2003




                        GRANITE BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-19728

                   Delaware                                     13-3458782
(State or other Jurisdiction of incorporation)               (I.R.S. Employer
                                                            Identification No.)

                          767 Third Avenue, 34th Floor
                            New York, New York 10017
                                 (212) 826-2530
               (Address, including Zip Code, and Telephone Number,
        including Area Code of Registrant's Principal Executive Offices)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

     99.1 Certain information with respect to Granite Broadcasting Corporation to be disclosed to prospective private placement purchasers of senior secured notes not previously publicly reported.

Item 9.    Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On November 24, 2003, Granite Broadcasting Corporation announced, and filed the press release containing such announcement in a separate Current Report on Form 8-K dated November 24, 2003, that it intends to offer $300 million of senior secured notes due 2010 in a private placement. The offering is expected to close in December 2003.

         In connection with the private placement, we anticipate disclosing to prospective purchasers of the senior secured notes information that has not been previously publicly reported. We have elected to provide this information, together with other information which has been previously publicly disclosed, in this Current Report on Form 8-K in the attached Exhibit 99.1 for informational purposes.

         The notes have not been registered under the Securities Act of 1933 or any state securities laws and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 and to persons outside the United States under Regulation S. Unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This report shall not constitute an offer to sell nor a solicitation of an offer to buy any of these securities.

         This report contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, which represent the Company's expectations or beliefs concerning future events. We caution that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Such factors include, without limitation, general economic conditions, competition in the markets in which the Company's stations are located, technological change and innovation in the broadcasting industry and proposed legislation. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language set forth in

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the Company's most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. There can be no assurance that the actual results, events or developments referenced herein will occur or be realized. We assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRANITE BROADCASTING CORPORATION



Dated: November 24, 2003                    By:  /s/ Lawrence I. Wills
                                                 ------------------------------
                                                 Lawrence I. Wills
                                                 Senior Vice President

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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Certain information with respect to Granite Broadcasting Corporation to be disclosed to prospective private placement purchasers of senior secured notes not previously publicly reported.